Item 1: Report to Shareholders

New Asia Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Asian stock markets posted handsome gains for the six-month period ended April 30, 2007. While performance in several of our largest markets—South Korea, Taiwan, and Hong Kong—was relatively pedestrian, China, Malaysia, the Philippines, and Singapore moved up strongly. Despite the recent challenges in India, which historically has been one of our strongest markets for stock selection, your fund posted returns that were nicely ahead of both its MSCI benchmark and Lipper peer group average.

HIGHLIGHTS

• The past six months have been rewarding for investors in Asia; the New Asia Fund gained 24.68% and outperformed its benchmarks.

• Our returns were powered by holdings in China and India, which we believe will continue to be the two most important markets in Asia.

• Over the past six months, we made significant additions in industrials and business services and reduced consumer discretionary holdings.

• While we have concerns about inflation and global liquidity, on balance, we remain positive on the outlook for Asian equities.

The New Asia Fund generated a strong 24.68% gain over the past six months, as shown in the table. Results for 12 months were only marginally higher, reflecting the underwhelming previous six-month period. Over the past six months, our largest sectors—financials and industrials and business services—generated the strongest contribution to our performance. Although we modestly trimmed our allocation to the financials sector (24.1% of net assets as of April 30), we significantly added to industrials and business services, which now account for 21.3% of the fund. Every sector—even our smallest allocations in the portfolio, health care and utilities—generated positive results during the period. We’ll elaborate on our sector allocation decisions later in this letter.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

PORTFOLIO REVIEW

As mentioned in previous shareholder reports, our performance has increasingly been powered by China and India. We believe these two countries will be the most important markets in Asia, both in size and investment opportunities. Our combined holdings in China and India currently account for about half of the fund’s total net assets.

China
Over the past six months, we made significant additions in China. We continue to find attractive investment opportunities due to the number of new listings (several large initial public offerings), improving market breadth, and the scope of fundamental improvements in companies that have been listed for many years. Strong stock selection in China and our growing allocation, 24.3% of the portfolio at the end of the reporting period, were significant drivers of our good absolute and relative results. Some notable performers during the past six months were the country’s largest cement firm, Anhui Conchi; its largest private sector life insurer, Ping An Insurance; and the country’s largest diversified building materials conglomerate, China National Building.

India
Our Indian holdings generated mixed results. Longstanding holding Bharti Airtel, India’s largest cellular phone company, continued to register solid returns as its subscriber base grew to record levels in what is an extremely competitive and low-price market. Among our media holdings, Sun TV, the largest broadcaster and content owner in Southern India, and longtime holdings Television Eighteen and Zee Entertainment were strong performers. Additionally, Financial Technologies, which owns a substantial stake in the country’s largest and fastest-growing commodities exchange, also did well.

On the other hand, as interest rates continued to trend higher, Icici Bank and Ishaan Real Estate lagged. Over the past six months, we modestly reduced our allocation in India to 24.2% due to shifts in individual stocks and our increasing focus on consumer-oriented companies. Throughout the portfolio we have increasingly concentrated our “bets” in our highest-conviction ideas, which may cause a reduction in the number of holdings and an increase in the size of our positions in certain stocks.

Singapore
In Singapore, several of our large holdings in the agribusiness industry generated strong results and stellar operating performances. These include Asia’s largest oil palm plantation company Golden Agri-Resources, palm oil refiner Wilmar International, and leading agricultural products and food ingredients global supply chain manager Olam International. Additionally, Singapore Airlines, telecommunication services provider Starhub, and Asia-Pacific’s first demutualized and integrated stock market and derivatives exchange Singapore Exchange produced good gains.

Thailand
We have a below-benchmark allocation in Thailand, and we have been persistent sellers over the past six months because of our concerns about the political situation and what we believe will be long-term negative consequences for the country’s businesses. This decision detracted from our relative performance, in part because the Thai baht proved to be one of the region’s strongest currencies. Although we may have left some of our chips on the table, we remain concerned about the risks and have therefore decided to cut our exposure by selling into the market’s strength. Liquidity in the Thai market can be challenging even at the best of times, and we do not want to be stuck should market sentiment swing adversely, as we expect it will over time.

Taiwan and South Korea
Avoiding stocks that underperformed drove our strong relative results in Taiwan and South Korea, two of the larger equity markets that struggled during the past six months. For example, in South Korea, in the region’s largest market, we did not own Samsung Electronics, which has underperformed recently. We also did not own Taiwan Semiconductor or Hon Hai Precision, two of North Asia’s largest tech stocks.

We also resisted owning index heavyweight Hyundai Motors, which has been undergoing growing pains associated with globalizing its mix of business. The decision to avoid each of these large, well-established firms (all were among our largest holdings a year ago) was based on company-specific information. However, the common thread among all of these companies is they are primarily exporters. We think that Asian currencies will continue to strengthen (see the sidebar on page 2 for a further discussion on currency fluctuations) and thus dampen these companies’ operating performance, over and above the issues that each is currently facing.

China’s Growth Continues to Prompt Portfolio Adjustments
The biggest change to the portfolio over the past six months has been the increase in our Chinese holdings. We’ve added infrastructure firms recently because we think their prices do not adequately value the growing cash flows and operating leverage of these companies. Additionally, we think there is a strong likelihood that many will begin making domestic acquisitions. Several companies we own, including Zhejiang Expressway, Anhui Expressway, and Xinao Gas, are in a position to make purchases.

We also added to companies that have strategic, low-cost energy assets in China including China Shenhua Energy. We believe the company’s valuation understates its inherent profitability and the likelihood of higher commodity prices as China becomes a larger energy importer. We also bought regional holding companies Tianjin Development and Shanghai Industrial, which, in our view, are undervalued relative to their assets. Both of these companies are implementing internal reorganizations to improve their focus on shareholders.

Feeding Industrials With Proceeds From Consumer Products
We have gradually implemented several significant sector allocation shifts. Our exposure to the industrials and business services sector in North Asia continued to creep up, and we are now substantially overweight, particularly in South Korea and Taiwan. Recent additions in South Korea include Hyundai Engineering, a large construction company that, among other things, builds nuclear power plants, Samsung Engineering, Samsung Fine Chemicals, and Hanwha, one of the nation’s largest conglomerates. In Taiwan, we established new positions in Taiwan Glass, fiber and fabrics manufacturer Tainan Spinning, and Teco Electric and Machinery and substantially added to our position in Formosa Plastics.

To fund those purchases, we reduced our holdings in consumer names across the board. Some of these were in Thailand, including Minor International, CP Seven Eleven, and Major Cineplex. We also eliminated our positions in Lotte Shopping, Kangwon Land, and Amorepacific in South Korea. We believed that valuations were somewhat extended and became concerned about the consequences of an earnings slowdown or a revenue shortfall in these relatively richly priced companies. Investors severely punished the stock of the Chinese small-cap and one-time market darling Prime Success for missing its revenue forecast. We subsequently sold our shares because we lost confidence in management’s credibility.

What Keeps Us Up at Night
Looking into the future for Asia, we are cognizant of several risks to our strategy. The first is if global liquidity becomes somewhat less supportive to riskier investments such as those in the more emerging parts of Asia. This risk is virtually impossible to predict, and it is likely to result in occasional volatile periods in Asian markets akin to what we experienced in May last year. What gives us some comfort is that nearly all of Asia, with the exception of India, runs substantial trade surpluses, which means the region’s fast rate of economic growth is essentially self funded.

Another risk is rising inflation. Higher raw materials prices, constraints due to a lack of adequate infrastructure, the availability of highly qualified “soft skill” personnel (specifically engineers and management), and too few domestic investment channels to absorb Asia’s rapid savings growth have led to a gentle upturn in the cost of core consumer items and assets, including property, across Asia.

The ability to tolerate these higher levels of inflation from a political point of view has been mixed. Indian monetary authorities moved aggressively to contain what they saw as risks to price stability, which put a damper on their market in 2006. The Chinese authorities seem to be tolerant of higher inflation, given the ongoing structural changes taking place. However, there has been a tendency to try to crack down on specific sectors, such as residential property, and this could, from time to time, affect some of our investments.

Thailand’s response to the situation was particularly worrying. Without a real crisis, they actually attempted to stop the movement of capital into and out of the country. Although the measures were eventually rolled back, they displayed the pressure that governments are feeling across the region in coping with higher inflation and the strong capital inflows from abroad. Given the investment community’s strong negative reaction, we think that most countries would shun the Thai government’s approach. As we’ve stated in previous shareholder letters, we believe the more likely result of the ongoing pressure to contain inflation in Asia will be faster-than-expected currency appreciation.

OUTLOOK

We do not expect growth to be much of an issue for our companies. However, we intend to maintain our disciplined investment approach. The strong capital inflows to Asia are akin to a tide that lifts all boats, but we remain concerned that containing costs in an inflationary environment could present challenges and potentially lead to some earnings disappointments down the road. Asian companies have begun to flex their muscles via international mergers and acquisitions. We intend to continue to put pressure on managements to remain focused on acquisitions that can generate strategic value and those companies with solid valuations that can benefit the acquirer’s bottom line relatively quickly. We aim to be vigilant in monitoring these trends and active in voicing any concerns.

On balance, we are positive on the outlook for Asian equities, and we intend to focus our investments in the larger markets of China and India. In broad brush strokes, we think the region will continue to experience mild inflation and gradually appreciating currencies, which should be conducive to equity markets.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 21, 2007

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia Ex-Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 13.87	$ 11.31	$ 8.82	$ 8.14	$ 5.68	$ 5.11
Investment activities						
Net investment income	0.18	0.21	0.15	0.10	0.06	0.03
Net realized and unrealized gain	3.01	3.19	2.39	0.65	2.44	0.54
Total from investment activities	3.19	3.40	2.54	0.75	2.50	0.57
Distributions						
Net investment income	(0.21)	(0.12)	–	(0.06)	(0.04)	–
Net realized gain	(1.59)	(0.72)	(0.05)	(0.01)	–	–
Total distributions	(1.80)	(0.84)	(0.05)	(0.07)	(0.04)	–
NET ASSET VALUE						
End of period	**$ 15.26**	**$ 13.87**	**$ 11.31**	**$ 8.82**	**$ 8.14**	**$ 5.68**

Ratios/Supplemental Data

Total return^	24.68%	31.58%	28.91%	9.28%	44.30%	11.15%
Ratio of total expenses to average net assets	0.96%†	1.05%	1.05%	1.09%	1.17%	1.17%
Ratio of net investment income to average net assets	2.44%†	1.63%	1.38%	1.12%	1.06%	0.53%
Portfolio turnover rate	43.6%†	76.3%	55.9%	72.3%	71.7%	72.0%
Net assets, end of period (in millions)	$ 2,751	$ 1,883	$ 1,286	$ 877	$ 826	$ 562

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
CHINA 24.2%		
Common Stocks 24.2%		
Agile Property (HKD) (1)	15,480,000	16,281
Anhui Conch Cement (HKD) (1)	9,286,000	37,398
Anhui Expressway (HKD)	21,180,000	16,717
Bank of Communications (HKD) (1)	27,880,000	29,394
Beijing Capital International Airport (HKD) (1)	22,080,000	21,517
Beijing Datang Power (HKD) (1)	18,602,000	21,395
China Life (HKD) (1)	13,543,000	41,667
China Merchant Bank (HKD) (1)(2)	8,367,500	20,450
China National Building (HKD) (1)	24,518,000	26,080
China Overseas Land & Investment (HKD) (1)	19,434,000	23,651
China Overseas Land & Investment, Warrants, 7/17/07 (HKD) (2)	2,429,249	1,565
China Petroleum and Chemical (HKD) (1)	29,170,000	25,437
China Resources Enterprises (HKD)	3,574,000	11,884
China Shenhua Energy (HKD)	11,132,500	27,698
Focus Media Holding, ADR (USD) (1)(2)	387,400	14,334
Gome Electrical Appliances (HKD)	21,238,000	32,539
Guangshen Railway (HKD) (1)(2)	29,952,000	22,038
Huadian Power International (HKD) (1)(2)	56,056,000	24,250
Huaneng Power International (HKD)	17,356,000	17,593
Petrochina (HKD) (1)	45,044,000	50,572
Ping An Insurance (HKD) (1)	10,052,500	53,336
Shanghai Industrial (HKD)	8,745,000	22,913
Shimao Property (HKD)	11,357,000	23,917
Sina (USD) (1)(2)	438,400	15,116
Tencent Holdings (HKD) (1)	7,868,000	26,876
Tianjin Development (HKD) (1)	22,940,000	19,093
Zhejiang Expressway (HKD)	26,388,000	21,679
Total China (Cost $477,548)		665,390
HONG KONG 7.6%		
Common Stocks 7.6%		
BOC Hong Kong Holdings	11,897,000	29,128
Esprit Holdings	1,760,001	21,302

Hengan International Group (1)	5,650,000	17,935
Li & Fung	7,208,600	22,104
Prime Success (1)	4,356,000	2,864
Public Financial Holdings (1)	32,030,000	24,133
Shangri-La Asia (1)	8,550,000	20,870
Sun Hung Kai Properties (1)	2,690,000	31,353
Television Broadcasts	2,348,000	15,532
Xinao Gas Holdings (1)	20,626,000	23,335
Total Hong Kong (Cost $164,587)		208,556

INDIA 24.2%

Common Stocks 24.2%

Bajaj Auto	434,603	25,727
Ballarpur Industries	4,582,392	12,949
BF Utilities (2)	338,106	15,324
Bharti Airtel (2)	2,075,000	40,845
Container Corporation of India	416,063	20,839
Dish TV India (2)	7,591,915	20,111
Exide Industries	25,037,080	26,327
Financial Technologies	1,467,893	69,494
Gateway Distriparks	1,385,382	5,876
GlaxoSmithKline Consumer	493,919	6,341
GlaxoSmithKline Pharmaceuticals	1,087,076	30,724
GMR Infrastructure (2)	1,793,293	18,520
Himatsingka Seide (3)	5,021,536	14,341
Housing Development Finance	674,500	26,974
ICICI Bank	1,039,940	21,813
Igarashi Motors India (3)	866,399	2,030
Ishaan Real Estate (GBP) (2)	5,691,400	10,346
Marico Limited	19,792,500	25,943
McDowell Holdings (2)	269,300	1,566
Moser Baer India	2,137,119	18,404
Petronet LNG (2)	8,523,457	9,267
Power Trading Corporation of India (3)	11,706,770	16,083

PVR (3)	340,211	1,646
PVR, Lock-Up Shares (2)(3)	1,000,000	4,897
Redington India (2)	3,524,919	12,329
Reliance Industries	544,110	20,585
Saregama India (2)(3)	1,057,570	5,977
Srei Infrastructure Finance (3)	8,260,328	11,123
Sun TV Network	842,714	32,993
Suzlon Energy	1,020,800	29,470
Television Eighteen India (3)	1,923,728	36,560
United Spirits Limited (2)	1,346,500	28,249
Videocon Industries	2,194,000	21,312
Zee Entertainment Enterprises	2,875,000	20,149
Total India (Cost $454,687)		665,134

MALAYSIA 6.8%

Common Stocks 6.8%

Airasia (2)	51,836,500	29,143
Astro All Asia	2,630,600	3,865
Bumiputra Commerce	8,994,535	28,158
Bursa Malaysia	8,699,700	29,135
IJM	14,823,500	37,423
IJM, Warrants, 7/10/10 (2)	1,400,760	1,613
Rexit Berhad (2)(3)	9,556,300	7,091
Telekom Malaysia	8,621,300	27,052
Transmile Group	5,807,100	22,100
Total Malaysia (Cost $115,064)		185,580

PHILIPPINES 2.4%

Common Stocks 2.4%

International Container	47,847,000	28,102
SM Investments	3,715,660	27,676

Universal Robina	32,922,100	10,997
Total Philippines (Cost $46,133)		66,775

SINGAPORE 8.6%

Common Stocks 8.6%

Ascott Group (2)	13,308,000	15,170
Capitamall Trust, REIT	12,187,150	31,671
Golden Agri Resources	26,123,000	42,052
Goodpack	20,220,000	21,168
Olam International	19,840,000	40,936
Singapore Airlines	1,161,000	13,809
Singapore Exchange	5,243,000	25,032
Starhub	11,688,000	22,316
Wilmar International	13,479,000	25,636
Total Singapore (Cost $121,604)		237,790

SOUTH KOREA 10.3%

Common Stocks 10.3%

CDNetworks (1)(2)	250,478	5,696
Hana Tour Service (1)	156,487	11,593
Hanwha	529,270	25,232
Hanwha Non-Life Insurance (1)(2)	1,483,450	12,483
Hyundai Engineering & Construction (2)	230,830	13,752
KCC	76,640	31,463
KT&G (1)	307,954	22,122
LG Household & Health Care (1)	154,562	20,490
LS Industrial Systems	714,000	29,759
Orion	75,832	20,640
Samsung Engineering	363,310	26,708
Samsung Fine Chemicals (1)	656,500	20,219
Samsung Fire & Marine	104,370	18,511

Shinsegae	34,730	23,585
Total South Korea (Cost $201,788)		282,253

SRI LANKA 0.6%

Common Stocks 0.6%

Dialog Telekom	71,680,900	17,499
Total Sri Lanka (Cost $13,944)		17,499

TAIWAN 11.1%

Common Stocks 11.1%

Cathay Finanical	22,812,890	46,181
Cathay Real Estate Development (2)	37,222,000	20,965
Chinatrust Financial Holding	18,701,000	14,673
Chunghwa Telecom	10,594,000	19,959
Far Eastern Textile	18,789,392	17,062
Formosa Plastics	21,210,000	40,430
Polaris Securities	31,583,886	13,266
President Chain Store	3,946,000	10,101
Shin Kong Financial Holding	34,548,884	31,961
Tainan Spinning (2)	31,387,000	14,174
Taiwan Cement	22,684,923	20,151
Taiwan Glass Industrial	23,916,000	20,772
Teco Electric & Machinery	23,491,000	12,077
Uni-President Enterprises	23,710,000	23,269
Total Taiwan (Cost $291,329)		305,041

THAILAND 0.2%

Common Stocks 0.2%

Major Cineplex Foreign	14,048,500	6,464
True Corp., Rights, 3/31/08 (2)	1,597,894	–
Total Thailand (Cost $4,578)		6,464

[3]Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income ‡	Value 4/30/07	Value 10/31/06
Himatsingka Seide	$ 3,995	$ -	$ 198	$ 14,341	$ *
Igarashi Motors (Lock-Up Six Months)	-	769	-	2,030	1,923
Igarashi Motors (Lock-Up 1 Year)	-	-	-	-	1,226
Network Eighteen	3,604	3,604	-	-	-
Power Trading Corporation of India	-	-	-	16,083	13,852
PVR	-	-	8	1,646	1,810
PVR (Lock-Up Shares)	-	-	23	4,897	4,788
Redtone International	-	-	-	- **	175
Rexit Berhad	6,561	-	-	7,091	-
Saregama India	4,294	-	-	5,977	-
Srei Infrastructure Finance	8,350	4,189	-	11,123	*
Television Eighteen India	2,332	-	3,693	36,560	20,961
T. Rowe Price Reserve Investment Fund, 5.36%	¤	¤	1,885	87,799	60,217
Totals			$ 5,807	$ 187,547	$ 104,952

‡ Includes dividend income of $5,807 and no interest income.

* The issuer was not considered an affiliated company at October 31, 2006.

** The issuer was not considered an affiliated company during the six months ended April 30, 2007.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $2,030,744)	$ 2,747,904
Affiliated companies (cost $155,487)	187,547
Total investments in securities	2,935,451
Receivable for investment securities sold	26,147
Foreign currency (cost $10,860)	11,141
Receivable for shares sold	7,279
Dividends and interest receivable	4,995
Cash	89
Other assets	20,974
Total assets	3,006,076
Liabilities	
Obligation to return securities lending collateral	207,170
Payable for investment securities purchased	22,114
Investment management fees payable	1,786
Payable for shares redeemed	1,600
Due to affiliates	170
Other liabilities	22,078
Total liabilities	254,918
NET ASSETS	$ 2,751,158
Net Assets Consist of:	
Undistributed net investment income	$ 23,906
Undistributed net realized gain	92,333
Net unrealized gain	749,483
Paid-in capital applicable to 180,313,859 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,885,436
NET ASSETS	$ 2,751,158
NET ASSET VALUE PER SHARE	$ 15.26

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 4/30/07
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $804)	$ 39,065
Securities lending	702
Interest (net of foreign taxes of $47)	88
Total income	39,855
Expenses	
Investment management	9,390
Shareholder servicing	1,251
Custody and accounting	338
Prospectus and shareholder reports	79
Legal and audit	26
Registration	21
Directors	7
Miscellaneous	212
Total expenses	11,324
Expenses paid indirectly	(2)
Net expenses	11,322
Net investment income	28,533
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Non-affiliated securities (net of foreign taxes of $722)	100,358
Affiliated securities	9,067
Foreign currency transactions	(1,943)
Net realized gain	107,482
Change in net unrealized gain (loss)	
Securities	354,001
Other assets and liabilities denominated in foreign currencies	245
Change in net unrealized gain	354,246
Net realized and unrealized gain	461,728
INCREASE IN NET ASSETS FROM OPERATIONS	$ 490,261

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss.Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2007, approximately 96% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $204,440,000; aggregate collateral consisted of $207,170,000 in the money market pooled account and U.S. government securities valued at $11,504,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $849,440,000 and $493,506,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $2,186,231,000. Net unrealized gain aggregated $749,483,000 at period-end, of which $797,930,000 related to appreciated investments and $48,447,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements.

At April 30, 2007, the fund had a tax refund receivable of $187,000 attributable to foreign securities, no deferred tax liability attributable to foreign securities, and $2,364,000 of foreign capital loss carryforwards that expire in 2011.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $58,000 for Price Associates, $875,000 for T. Rowe Price Services, Inc., and $62,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2007, the fund was allocated $19,000 of Spectrum Funds’ expenses, of which $10,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2007, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was generally at or below the median of comparable funds. The information also indicated that the fund’s expense ratio was below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007